TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus, Summary Prospectus and

Statement of Additional Information

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Transamerica ClearTrack® 2025

Transamerica ClearTrack® 2030

Transamerica ClearTrack® 2035

Transamerica ClearTrack® 2040

Transamerica ClearTrack® 2045

Transamerica ClearTrack® 2050

Transamerica ClearTrack® Retirement Income

The Board of Trustees has approved reorganizations pursuant to which the assets of each fund listed above and included in the table below under “Target Fund” (each a “Target Fund”), each a series of Transamerica Funds, would be reorganized with and into the corresponding fund listed in the table below under “Destination Fund” (each, a “Destination Fund”), each a series of Transamerica Funds.

Under the reorganizations, each Target Fund’s shareholders would receive Class R3 shares of the applicable Destination Fund with the same aggregate net asset value as their Class R3 shares of the Target Fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Target Fund shareholders as a result of the reorganizations.

An information statement describing the reorganizations will be mailed to Target Fund shareholders in advance of the closing of the reorganizations.

The reorganizations do not require shareholder approval but are subject to the satisfaction of certain closing conditions. If the closing conditions are satisfied, the reorganizations are expected to occur on or about June 20, 2025.

Effective as of the close of business on or about June 18, 2025, each Target Fund will be closed to all investments. Prior to that date, shareholders can continue to purchase, redeem and exchange shares of each Target Fund subject to the limitations described in each Target Fund’s Prospectus and Summary Prospectus.

Target Fund	Destination Fund
Transamerica ClearTrack® 2025 Transamerica ClearTrack® Retirement Income	Transamerica Asset Allocation – Conservative Portfolio

Transamerica ClearTrack® 2030	Transamerica Asset Allocation – Moderate Portfolio
Transamerica ClearTrack® 2035 Transamerica ClearTrack® 2040	Transamerica Asset Allocation – Moderate Growth Portfolio
Transamerica ClearTrack® 2045 Transamerica ClearTrack® 2050	Transamerica Asset Allocation – Growth Portfolio

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Investors Should Retain this Supplement for Future Reference

March 7, 2025